EXHIBIT 99.4


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                        NOTE GUARANTY INSURANCE POLICY


  OBLIGATIONS: $1,500,000,000 POLICY NUMBER: 45177
               CWABS Revolving Home Equity Loan Trust, Series 2004-P Revolving Home Equity Loan Asset Backed Notes
               Series 2004-P
               Class 1-A Notes and Class 2-A Notes
               (the "Obligations")


      MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Credit Enhancement Draw Amount will be received from the Insurer by JPMorgan Chase Bank, or its successors, as indenture trustee for the Owners (the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Credit Enhancement Draw Amount, except as otherwise provided below with respect to Preference Amounts. The Insurer's obligations hereunder with respect to a particular Credit Enhancement Draw Amount shall be discharged to the extent funds equal to the applicable Credit Enhancement Draw Amount are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Credit Enhancement Draw Amounts shall be made only at the time set forth in this Policy, and no accelerated Credit Enhancement Draw Amounts shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

      Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer, or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

      The Insurer will pay any Credit Enhancement Draw Amount that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Any Credit Enhancement Draw Amount that is a Preference Amount shall be distributed by the Indenture Trustee to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be distributed by the Indenture Trustee to such Owner.


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      The Insurer will pay any other amount payable hereunder no later than
12:00 noon, New York City time, on the later of the Payment Date on which the related Guaranteed Payment is due or the second Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

      Credit Enhancement Draw Amounts due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Credit Enhancement Draw Amounts less, in respect of Credit Enhancement Draw Amounts related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Credit Enhancement Draw Amount and legally available therefor.

      The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

      Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

      As used herein, the following terms shall have the following meanings:

      "Aggregate Investor Interest" for each Payment Date and each Class of Notes means the related Note Interest for the Payment Date and the related Unpaid Investor Interest Shortfall Amount (other than any Basis Risk Carryforward Amount) for the Payment Date (after giving effect to the distribution of all amounts actually distributed on the related Class of Notes as interest on that date).

      "Agreement" means the Indenture dated as of October 29, 2004 among CWABS Revolving Home Equity Loan Trust, Series 2004-P, as Issuer, and the Indenture Trustee, as indenture trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

      "Business Day" means any day other than (a) a Saturday or a Sunday or
(b) a day on which banking institutions in New York, California, or Illinois or the state in which the Note Insurer has its principal place of business or in the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.


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      "Credit Enhancement Draw Amount" means for each Class of Notes, (a) for each Payment Date, an amount equal to the excess of the related Guaranteed Payment over the related Available Investor Interest and (b) for each applicable date in accordance with the third paragraph of this Policy, any Preference Amount.

      "Guaranteed Payment" for each Class of Notes and Payment Date means the sum of the related Guaranteed Principal Payment Amount and the related Aggregate Investor Interest for the Payment Date.

      "Guaranteed Principal Payment Amount" means, for each Class of Notes,
(a) on the Payment Date in March 2034, the amount needed to pay the related outstanding Note Principal Balance (after giving effect to all allocations and payments on that Payment Date), (b) for any other Payment Date on or before the related Allocated Transferor Interest first increases to zero, if the related Allocated Transferor Interest for that Payment Date is less than the highest related Allocated Transferor Interest for any preceding Payment Date, the amount of the excess of the highest related Allocated Transferor Interest for any preceding Payment Date over the related Allocated Transferor Interest for the current Payment Date, (c) for any Payment Date after the Transferor Interest has first increased to zero, if the related Transferor Interest has been reduced to zero or below, the amount of the excess of the related Note Principal Balance (after giving effect to all allocations and payments of principal to be made on such Class of Notes on the Payment Date) over the Related Loan Group Balance (at the end of the related Collection Period), and
(d) for any other Payment Date, zero. All calculations under this Policy are made after giving effect to all other amounts distributable and allocable to principal on such Class of Notes for the Payment Date.

       "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Credit Enhancement Draw Amount which shall be due and owing on the applicable Payment Date.

      "Owner" means each Noteholder (as defined in the Agreement) (other than the Indenture Trustee, the Sponsor or the Master Servicer) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

      "Preference Amount" means any amount previously paid to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

      "Unpaid Investor Interest Shortfall" for any Payment Date and Class of Notes means the aggregate amount of Note Interest on that Class of Notes that was accrued for a prior Payment Date and has not been distributed to Holders of the Notes.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving


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effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

      Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

      The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

      THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

      The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

      This Policy is not cancelable for any reason except by delivery to the Indenture Trustee of a replacement policy in accordance with the Agreement and provided that the Policy shall remain in effect with respect to any claims for a Credit Enhancement Draw Amount relating to Preference Amounts resulting from distributions made on the Obligations prior to the effective date of the cancellation of this Policy. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.



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      IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 29th day of October, 2004.

                                       MBIA INSURANCE CORPORATION


                                       By /s/ Neil Budnick
                                          ------------------------------------
                                       Title: President


                                       Attest:


                                       By /s/ Adam Carta
                                          ------------------------------------
                                          Assistant Secretary



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                                   EXHIBIT A

                          TO NOTE GUARANTY INSURANCE
                             POLICY NUMBER: 45177

                          NOTICE UNDER NOTE GUARANTY
                        INSURANCE POLICY NUMBER: 45177


U.S. Bank Trust National Association, as Fiscal Agent
   for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY 10006
Attention:  Municipal Registrar and
   Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

      The undersigned, a duly authorized officer of [NAME OF INDENTURE TRUSTEE], as indenture trustee (the "Indenture Trustee"), hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy Number 45177 (the "Policy") issued by the Insurer in respect of the
$1,500,000,000   CWABS  Revolving  Home  Equity  Loan  Trust, Series  2004-P
Revolving   Home  Equity  Loan  Asset  Backed   Notes,  Series   2004-P  (the
"Obligations"), that, with respect to the Class ____-A Notes:

          (a) the Indenture Trustee is the indenture trustee under the Indenture dated as of October 29, 2004, among CWABS Revolving Home Equity Loan Trust, Series 2004-P, as Issuer, and the Indenture Trustee, as indenture trustee for the Owners;

          (b) the Guaranteed Principal Payment Amount for the Payment Date occurring on _________ (the "Applicable Payment Date") is $ ____________ (the "Guaranteed Principal Payment Amount");

          (c) the Aggregate Investor Amount for the Applicable Payment Date is $ _________ (the "Aggregate Investor Interest");

          (d) the sum of the Guaranteed Principal Payment Amount in (b) and the Aggregate Investor Amount in (c) is $__________ (the "Guaranteed Payment");

          (e) the Available Investor Interest for the Applicable Payment Date is $_____________ (the "Available Investor Interest");



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          (f) the excess, if any, between the Guaranteed Payment in (d) and the Available Investor Interest in (e) is $[ ] (the "Clause (a) Credit Enhancement Draw Amount");

          (g) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $____________, (the "Preference Amount" and hereinafter sometimes referred to as the "Clause (b) Credit Enhancement Draw Amount" );

          (h) the total Credit Enhancement Draw Amount due is $ ___ , which amount equals the sum of the Clause (a) Credit Enhancement Draw Amount in
     (f), if any, and the Clause (b) Credit Enhancement Draw Amount in clause
     (g), if any (the "Credit Enhancement Draw Amount");

          (i) the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Credit Enhancment Draw Amount set forth in (h) above to be applied to the payment of the Clause (a) Credit Enhancement Draw Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Clause
     (b) Credit Enhancement Amount set forth in (g) above to be applied to the payment of any Preference Amount; and

          (j) the Indenture Trustee directs that payment of the Credit Enhancement Draw Amount be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [INDENTURE TRUSTEE'S ACCOUNT NUMBER].

      Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

      IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice under the Policy as of the__________ day of ___________,___.

                                    [NAME OF INDENTURE TRUSTEE], as
                                    Indenture Trustee


                                    By ____________________________________

                                    Title__________________________________



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